Stein Roe Advisor Trust
Advisor Growth Stock Fund

Supplement to Prospectus
dated February 2, 1998

Effective June 1, 1998, Liberty Financial Investments, Inc. (the "Distributor") will pay an additional 1% commission (total commission of 5%) to financial service firms on sales of Class B shares of the above Fund to their clients or customers. The commission will be paid directly from the Distributor's assets and will not affect the expenses paid by Fund shareholders. Financial service firms may waive receipt of all or a portion of these payments.

This Supplement is
Dated May 29, 1998





SG-36/319F-0598